THE ALGER FUNDS II

Alger Mid Cap Focus Fund

Supplement Dated September 13, 2017 to the

Prospectus Dated August 30, 2017

As supplemented to date

The Board of Trustees of The Alger Funds (the “Trust”) has approved the liquidation of Alger Mid Cap Focus Fund, a series of the Trust (the “Fund”), effective on or about October 25, 2017 (the “Liquidation Date”).  Before the Liquidation Date, and at the discretion of Fred Alger Management, Inc., the assets of the Fund will be liquidated and the Fund will cease to pursue its investment objective and policies.  The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax.

Accordingly, effective on or about October 25, 2017 (the “Closing Date”), the Fund will be closed to further investment, excluding reinvestment of any dividends and distributions.

The liquidation will occur without the imposition of any sales charge, fee or other charge.  Shareholders may exchange shares of the Fund into the same class of shares of another fund in The Alger Family of Funds prior to the Liquidation Date without the imposition of any sales charge, fee or other charge.  The liquidation or an exchange may be a taxable event.  Investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of the liquidation or an exchange.

S-TAFII-Retail 91317

S-TAFII-Inst 91317

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